Prudential Jennison Blend Fund, Inc

PGIM Jennison Blend Fund

Supplement dated December 3, 2018 to the Fund’s Currently Effective Statement of Additional Information (SAI)

Effective Immediately, the information below is replacing the information currently within the SAI. To reflect this change, the SAI is revised, as follows:

1.	In Part I of the SAI, the table entitled “Portfolio Managers: Personal Investments and Financial Interests” is revised by adding the following information:

Portfolio Managers	Investments and Other Financial Interests in the Fund and Similar Strategies[1,2]
Blair A. Boyer	$50,001-$100,000
Spiros “Sig” Segalas	None
Warren N. Koontz, Jr., CFA	None
Eric Sartorius	None
Jason M. Swiatek	None
Sheetal Prasad, CFA	None
Jason McManus	$10,001-$50,000

1. Information in the above table is as of October 31, 2018.

2. “Investments and Other Financial Interests in the Fund and Similar Strategies” include the Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. “Other Investment Accounts” in similar strategies includes other mutual funds, including Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. “Investments” include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) or other retirement plan. “Other Financial Interests” include an investment professional’s notional investments in the Fund through a deferred compensation plan for Jennison employees where such notional investments track the performance of the Fund and are subject to increase or decrease based on the annual performance of the Fund.

The dollar ranges for each Portfolio Manager’s investment in the Fund are as follows: Blair A. Boyer: $50,001-$100,000; Spiros “Sig” Segalas: None; Warren N. Koontz, Jr., CFA: None; Eric Sartorius: None; Jason M. Swiatek: None; Sheetal Prasad, CFA: None; Jason McManus: $10,001-$50,000

LR1126